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                                                                    EXHIBIT 99.1

                             NATIONAL-OILWELL, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS
                            ON _______________, 2000

The undersigned hereby appoints Steven W. Krablin and M. Gay Mather or either of them , with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Stockholders of National-Oilwell, Inc. (the "National-Oilwell Meeting") to be held on ______________, _________, 2000, and any adjournment or postponement thereof, and to vote the shares of stock that the signer would be entitled to vote if personally present as indicated on the reverse side and, at their discretion, on any other matters properly brought before the meeting, and any adjournments thereof, all as set forth in the ___________, 2000 Joint Proxy Statement/Prospectus and any supplements thereto.

This proxy is solicited on behalf of the board of directors of National-Oilwell, Inc. The shares represented by this proxy will be voted as directed by the Stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" Proposals 1 and 2.

The undersigned acknowledges receipt of the _____________, 2000 Notice of Special Meeting and the Joint Proxy Statement/Prospectus, which more particularly describes the matters referred to herein.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



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      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

[X]      Please mark your vote
         as in this example.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS
DESCRIBED BELOW.

1. Approval of the Agreement of Merger, dated as of March 15, 2000, among National-Oilwell, Inc., Arrow Acquisition Corp. and IRI International Corporation, and the transactions contemplated thereby.

        [ ]  FOR         [ ]  AGAINST        [ ]  ABSTAIN

2. Adoption of a restated certificate of incorporation that includes an amendment increasing the number of authorized shares of NOI common stock from 75,000,000 shares to 150,000,000 shares.

        [ ]  FOR         [ ]  AGAINST        [ ]  ABSTAIN


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Signature                              Signature if held jointly
Date                                   Date

(Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)